EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO EXCHANGE ACT
RULES 13a-14(b) OR 15d-14(b) AND 18 U.S.C. SECTION 1350

Melvin L. Flanigan hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     He is the Chief Financial Officer of Digital Theater Systems, Inc.

2.     The Form 10-Q report of Digital Theater Systems, Inc. for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3.     The information contained in the Form 10-Q report of Digital Theater Systems, Inc. for the quarterly period ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Digital Theater Systems, Inc. for the period covered by the report.

Dated: November 10, 2004
	By:	/s/ Melvin L. Flanigan
Melvin L. Flanigan
Chief Financial Officer

A signed original of this written statement has been provided to Digital Theater Systems, Inc. and will be retained by Digital Theater Systems, Inc. and furnished to the Securities and Exchange Commission upon request.